UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2005

             SALOMON SMITH BARNEY DIVERSIFIED 2000 FUTURES FUND L.P. (Exact name of registrant as specified in its charter)


   New York                          000-32599                     13-4077759
   --------                          ---------                     ----------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                          399 Park Avenue - 7th Floor
                          ---------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 27, 2005, Steven J. Keltz resigned as Secretary and Director of Citigroup Managed Futures LLC which is the general partner of the Registrant.

     On May 27, 2005, Jennifer Magro, Jerry Pascucci and Ihor G. Rakowsky were appointed to the Board of Directors of Citigroup Managed Futures LLC. Mr. Rakowsky was also named Secretary of Citigroup Managed Futures LLC.

     Mr. Rakowsky, age 52, is a Director and Associate General Counsel in the law department of Citigroup Alternative Investments, which he joined in September 1999 and where he provides legal counsel to various business units specializing in structuring, managing and administering alternative investment products. Mr. Rakowsky became Secretary and a Director of Citigroup Managed Futures LLC in May 2005. Previously, Mr. Rakowsky was an associate attorney with Battle Fowler LLP and in-house counsel with The Chase Manhattan Bank, N.A. and The CIT Group.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SALOMON SMITH BARNEY DIVERSIFIED 2000
                                        FUTURES FUND L.P.

                                        By: Citigroup Managed Futures LLC,
                                        General Partner

                                        By /s/ David J. Vogel
                                           -------------------------------------
                                            David J. Vogel
                                            President and Director


                                        By /s/ Daniel R. McAuliffe, Jr.
                                           -------------------------------------
                                            Daniel R. McAuliffe, Jr.
                                            Chief Financial Officer and Director


Date: August 1, 2005